                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      PROJECT SOFTWARE & DEVELOPMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                PRELIMINARY COPY

                      PROJECT SOFTWARE & DEVELOPMENT, INC.

                           ---------------------------------

                       NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                   DECEMBER 15, 1999
                           ---------------------------------

     Notice is hereby given that a Special Meeting of Stockholders of Project Software & Development, Inc. (the "Company") will be held at the offices of the Company at 100 Crosby Drive, Bedford, Massachusetts 01730 on Wednesday, December 15, 1999, beginning at 10:00 A.M., local time, for the following purposes:

     1. To act upon a proposal to amend the Company's Restated Articles of Organization to increase the authorized Common Stock, par value $.01 per share, of the Company from 15,350,000 to 50,000,000 shares.

     2. To transact such further business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 12, 1999 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                      By Order of the Board of Directors,

                                      /s/ Paul D. Birch
                                      PAUL D. BIRCH
                                      Clerk

Bedford, Massachusetts
November 15, 1999

                             YOUR VOTE IS IMPORTANT

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU
                          PLAN TO ATTEND THE MEETING.

                                                                PRELIMINARY COPY

                      PROJECT SOFTWARE & DEVELOPMENT, INC.
                                100 CROSBY DRIVE
                          BEDFORD, MASSACHUSETTS 01730
                                 (781) 280-2000

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                        SPECIAL MEETING OF STOCKHOLDERS

                               DECEMBER 15, 1999

     This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about November 15, 1999 in connection with the solicitation by the Board of Directors of Project Software & Development, Inc. (the "Company") of proxies to be used at a Special Meeting of Stockholders of the Company, to be held on Wednesday, December 15, 1999, and at any and all adjournments thereof (the "Special Meeting"). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders' directions. Stockholders are encouraged to vote on the matters to be considered. However, if no choice has been specified by a stockholder, the shares covered by any executed proxy will be voted as recommended by management. Any stockholder may revoke his proxy at any time before it has been exercised by providing the Company with a later dated proxy, by notifying the Company's Clerk in writing or by attending the Special Meeting and voting in person.

     The Board of Directors of the Company (the "Board") has fixed the close of business on November 12, 1999 as the record date (the "Record Date") for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only stockholders of record on such Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. At the close of business on the
Record Date, there were issued and outstanding                shares of the
Company's Common Stock, $.01 par value (the "Common Stock"), each of which is entitled to cast one vote.

                         QUORUM AND TABULATION OF VOTES

     The By-Laws of the Company provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat will constitute a quorum at the Special Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum. In general, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Special Meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The affirmative vote of a majority of the shares of Common Stock outstanding as of the Record Date will be necessary to approve the proposed amendment to the Company's Restated Articles of Organization. Abstentions and broker "non-votes" with respect to the proposed amendment will count as being present and represented at the Special Meeting, but will not be included in calculating the number of votes cast in favor of the proposed amendment.

     Votes will be tabulated by the Company's transfer agent, BankBoston, N.A.

                   PROPOSED AMENDMENT TO RESTATED ARTICLES OF
                   ORGANIZATION TO INCREASE AUTHORIZED SHARES

     On October 15, 1999, the Company's Board of Directors voted to recommend to the stockholders that the Company's Restated Articles of Organization be amended to increase the number of authorized shares of Common Stock from 15,350,000 shares to 50,000,000 shares (the "Amendment"). The Company's Board of Directors also voted to effect a two-for-one stock split by means of a stock dividend of one share of fully paid and nonassessable Common Stock on each share of Common Stock issued and outstanding at the close of business on the date of the Special Meeting, contingent on stockholder approval of the Amendment. The payment distribution date for the stock dividend is expected to be on or about December 22, 1999.

     On the Record Date, there were issued and outstanding                shares
of Common Stock and options to purchase an additional                shares of
Common Stock. If the Amendment is approved, the Board will have authority to
issue an additional                shares of Common Stock. Of the additional
shares proposed to be authorized by the Amendment, an aggregate of approximately shares are expected to be issued to stockholders of record on December 15, 1999 on account of the stock dividend. The balance of the additional authorized shares of Common Stock will be used for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable, including, without limitation, raising capital or acquiring property through the sale of stock, acquiring businesses through mergers or the exchange of stock and attracting or retaining valuable employees by the issuance of stock-based compensation awards. The Company at present has no commitments, agreements or undertakings obligating the Company to issue any such additional shares; however, the Board of Directors considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for such purposes should the occasion arise.

     Under Massachusetts law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without stockholder approval. Frequently, opportunities arise that require prompt action, and the Company believes that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Common Stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which the Company's securities may then be listed, or the Restated Articles of Organization or By-Laws of the Company, as then in effect.

     The additional shares of Common Stock authorized for issuance pursuant to the Amendment will have all of the rights and privileges that the currently outstanding shares of Common Stock possess. The increase in authorized shares will not affect the terms, or rights of the holders, of existing shares of Common Stock. All outstanding shares will continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors. Shares of the Company's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO AMEND THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of October 20, 1999 (i) by each person or entity known to the Company to own beneficially five percent or more of the Company's Common Stock, (ii) by each director of the Company, (iii) by the Chief Executive Officer of the Company and each of the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the Company's last fiscal year, and (iv) by all executive officers and directors of the Company as a group.

                                                              SHARES BENEFICIALLY
                                                                   OWNED(1)
                                                              -------------------
NAME                                                           NUMBER     PERCENT
----                                                          ---------   -------
Robert L. Daniels(2)(3).....................................  2,668,360    25.0%
  100 Crosby Drive
  Bedford, MA 01730
Kopp Investment Advisors, Inc.(4)...........................    811,029     7.6%
  6600 France Avenue South
  Edina, MN 55435
Susan H. Daniels(2)(3)(5)...................................    802,129     7.5%
  100 Crosby Drive
  Bedford, MA 01730
Norman E. Drapeau, Jr.(6)...................................     83,498       *
Paul D. Birch(7)............................................     71,732       *
John W. Young(6)............................................     37,748       *
Ted D. Williams(6)..........................................     17,500       *
William J. Sawyer(6)........................................     11,250       *
Alan L. Stanzler(8).........................................    151,800     1.4%
Stephen B. Sayre(6).........................................     13,000       *
Richard P. Fishman(9).......................................      8,500       *
All directors and executive officers as a group (9 persons)
  (2)(3)(6)(7)(8)(9)........................................  4,661,546    43.6%

---------------
  * Less than one percent.

(1) The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2) Excludes 116,800 shares held in trusts for the benefit of Mr. Daniels' children and 600 shares held by Mr. Daniels as custodian for the benefit of a minor child. Each of Robert L. Daniels and Susan H. Daniels disclaims beneficial ownership of these shares.

(3) Includes shares held by Robert L. Daniels as Trustee of the 1996 Daniels Voting Trust (the "Voting Trust"). Of the 1,502,258 shares subject to the Voting Trust, 701,129 are owned beneficially by Mr. Daniels and 701,129 are owned beneficially by Susan H. Daniels. Mr. Daniels, as Trustee, has sole voting power with respect to the shares subject to the Voting Trust. Mr. Daniels also owns 1,166,102 shares free of the Voting Trust, and Susan Daniels also owns 101,000 shares free of the Voting Trust. Each of Mr. Daniels and Susan Daniels disclaims beneficial ownership of the shares beneficially owned by the other. Robert and Susan Daniels are divorced.

(4) This information is as of June 30, 1999, and is based upon a report on
    Schedule 13F filed by Kopp Investment Advisors, Inc. with the Securities and Exchange Commission on August 3, 1999.

(5) Excludes 5,500 shares held by Susan H. Daniels as Trustee of the Susan Daniels Family Charitable Foundation. Susan H. Daniels disclaims ownership of these shares.

(6) Represents shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(7) Includes 54,999 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(8) Includes 116,800 shares held by Mr. Stanzler as trustee under three trusts for the benefit of Mr. Daniels' children. Mr. Stanzler has sole voting power with respect to the shares held by these trusts. Also includes 13,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table. Also includes 9,000 shares underlying Stock Appreciation Rights granted to Mr. Stanzler by Mr. Daniels, exercisable for five years from December 8, 1997.

(9) Includes 7,500 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

                                  SOLICITATION

     No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the proxy materials related to the 2000 Annual Meeting of Stockholders or Special Meeting in lieu thereof must be received by the Company at its Executive Offices no later than November 5, 1999 or, if the date of such meeting is more than 30 calendar days before or after March 24, 2000, a reasonable time before the solicitation of proxies by the Company with respect to such meeting is made.

     In addition, the Company's By-Laws provide that a stockholder must give written notice to the Company of any business to be conducted at any meeting of stockholders in accordance with the procedural requirements fully set forth in
Article III of the Company's By-Laws. In the case of a regularly scheduled annual meeting, such notice must be given not less than sixty days prior to the scheduled annual meeting describing any proposal to be brought before such meeting, even if such item is not to be included in the Company's proxy statement relating to such meeting. To bring an item of business before the 2000 Annual Meeting, a stockholder must deliver the requisite notice of such item to the Company no later than December 10, 1999.

                                 MISCELLANEOUS

     The Board does not intend to present at the Special Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Special Meeting. If any other business should come before the Special Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
           PROJECT SOFTWARE & DEVELOPMENT, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 (APPROVAL OF AMENDMENT OF
                      RESTATED ARTICLES OF ORGANIZATION).

                      PROJECT SOFTWARE & DEVELOPMENT, INC.

      PROXY FOR SPECIAL MEETING IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 15, 1999

      The undersigned stockholder of Project Software & Development, Inc. (the "Company"), revoking all prior proxies, hereby appoints Norman E. Drapeau, Jr. and Paul D. Birch, and each of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the offices of the Company, 100 Crosby Drive, Bedford, Massachusetts, on Wednesday, December 15, 1999, beginning at 10:00 A.M., local time, and at any adjournments thereof, upon matters set forth in the Notice of Special Meeting dated November ___, 1999 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO PROPOSAL 1 BELOW (APPROVAL OF AMENDMENT OF RESTATED ARTICLES OF ORGANIZATION), THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


1. To approve the amendment of the Company's Restated Articles of Organization.

                    FOR                    AGAINST                    ABSTAIN



                                Mark here for address change and note at left.

                                Mark here if you plan to attend the meeting.

                                Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States.

                                Please sign exactly as name(s) appear on stock certificate. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.